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                                                                   Exhibit 10.52

ON THIS 23rd DAY OF DECEMBER IN THE YEAR ONE THOUSAND NINE HUNDRED AND NINETY-THREE






GROUPE GESTION LUGER INC., a body politic and corporate, duly incorporated, having its Head Office and principal place of business in the City of Montreal, in the Province of Quebec, hereinacting and represented by Michael Mikelberg, its President, hereto duly authorized as he does declare;

HEREINAFTER REFERRED TO AS THE "LESSOR"



AND HOUBIGANT LTEE, a body politic and corporate, duly incorporated, having its Head Office and principal place of business in the City of St. Leonard, Province of Quebec, hereinacting and represented by Giacomo Giuliano, its vice-president, hereto duly authorized as he does declare;

HEREINAFTER REFERRED TO AS THE "LESSEE"



WHICH have, this day, declared as follows:



                                   DEFINITIONS



                                   ARTICLE I



The following expressions whenever used herein shall have the following meanings:



(a)      "LESSOR" means:  GROUPE GESTION LUGER INC.;

(b)      "LESSEE" means HOUBIGANT LTEE, its Successors and Assigns;

(c) "PROPERTY" means the following immoveable property, namely: The building bearing civic numbers 1593 to 1645 Cunard Street in the City of Laval erected entirely within the limits of a building lot composed of a lot known and designated upon the
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                                       2

         Plan and Book of Reference of the Official Cadastre of the Parish of Saint-Martin, Registration Division of Laval, as being the following:

         - Subdivision number forty-two of the original lot six hundred and twenty-two (622-42).



(d) "BUILDING" means the industrial building erected on the property and bearing Civic Numbers 1593 to 1645 Cunard, in the City of Laval, Province of Quebec;



(e) "LEASED PREMISES" means that part of the Building leased to the Lessee by the Lease bearing Civic Number 1593 to 1645 Cunard in the City of Laval, Province of Quebec, and containing a total superficial area of approximately forty-three thousand eighty-seven square feet (43,087 sq. ft.) English Measure and more or less, the whole as is outlined in Schedule "A" annexed hereto;



(f) "PROPERTY TAXES" means all taxes, rates, dues and assessments whatsoever (assessments and special assessments shall be those imposed during the term hereof and the cost thereof shall be amortized over the term of this Lease) whether municipal, governmental or otherwise now charged or hereafter to be charged upon or in respect of the Property and Building, or any part thereof (excepting any income or profit taxes of the Lessor or any taxes, rates, dues and assessments charged or hereafter to be charged upon the Lessee), and including, but not so as to limit the foregoing, all Property taxes and assessments whatsoever, all municipal taxes, special taxes, local improvement taxes, Montreal Urban Community taxes, school taxes and water taxes, and taxes on paid-up capital, and any value-added tax on rental income that may be levied by any government or any applicable taxing authority, whether known as a value-added tax or by any other name.



With respect to water taxes, only those water taxes associated with normal non-industrial or non-business water consumption (i.e.
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                                       3

bathroom, kitchen and drinking water) shall be permitted on the premises;



Water consumed for any purpose other than the aforementioned purposes shall be metered (installation at the cost of the Lessee) and paid for by the Lessee according to the use thereof;



(g) "INSURANCE PREMIUMS" means the aggregate of all Insurance Premiums paid or payable by the Lessor with respect to Insurance placed or to be placed by the Lessor on the Property and Building inclusive of Fire, Extended Coverage and Malicious Damage Insurance for full replacement value of the Building, its improvements and equipment, Public Liability Insurance, Property Damage Insurance, Rental Insurance, Boiler Insurance, Plate Glass Insurance and such other Insurance as the Lessor may place with respect to the Property and Building, the whole in such amounts as may be reasonably placed by the Lessor;



(h) "COMMON AREA CHARGES" means the aggregate of all expenses, disbursements and costs annually incurred by the Lessor with respect to the maintenance, upkeep, repair, administration [four hundred dollars ($400) a month] (inclusive of Reparations Locatives, and Lessee's Repairs), replacements and improvements relating to all common areas forming part of the Property and Building, inclusive of the parking areas, snow removal, roadways, sidewalks and landscaping, as well as all such expenses, disbursements and costs annually incurred by the Lessor with respect to Lessor's Repairs, Replacements and Improvements relating to the Building which are not otherwise the liability and responsibility of the Lessee pursuant to the Lease but exclusive of all structural defect repairs;



(i) "CHARGES" means the aggregate of all Property Taxes, Insurance Premiums and Common Area Charges incurred by the Lessor in the Year in Question;
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                                       4



(j) "AREA OF LEASED PREMISES" means the area (expressed in square feet) of the Leased Premises measured from the exterior face of all exterior walls, doors and windows and from the centre line of all interior walls separating the Leased Premises from adjacent premises, which the Lessor and Lessee acknowledge to be forty-three thousand eighty-seven square feet (43,087 sq. ft.) English Measure and more or less;



(k) "GROSS RENTABLE AREA" means the sum of the area of the Leased Premises plus the Lessee's square footage proportion of the common areas which the Lessor and the Lessee acknowledge to be forty-three thousand eighty-seven square feet (43,087 sq. ft.) English Measure and more or less;



(l) "RENTABLE AREA OF THE BUILDING" means forty-three thousand eighty-seven square feet (43,087 sq. ft.) English Measure and more or less;



(m) "PORTION" means one hundred percent (100%), being the Area of the Leased Premises divided by the Rentable Area of the Building multiplied by one hundred percent (100%);



(n) "YEAR" means the calendar year;



(o) "LEASE" means the Present Deed of Lease.




                                   ARTICLE II



The Lessor hereby leases the Leased Premises to the Lessee, hereto present and accepting, for the Term, and subject to the Rental Terms and Conditions hereinafter set forth.
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                                       5

                                      TERM

                                  ARTICLE III



The Lease shall have a term of five (5) years and shall commence on the first
(1st) day of January, Nineteen Hundred and Ninety-Four (1994) and shall terminate on the thirty-first (31st) day of December, Nineteen Hundred and Ninety-Eight (1998), unless terminated prior thereto under the provisions hereof.




                                 NET NET RENTAL



                                   ARTICLE IV



The Lessee binds and obliges itself to pay to the Lessor during each year of the Term, in lawful money of Canada, without setoff, compensation or deduction whatsoever, Net Net Rental being the aggregate of the following:



(a) A Base Rent per annum of one hundred and thirty-three thousand five hundred and sixty-nine dollars and seventy cents ($133,569.70) in and by way of even, equal and consecutive monthly in advance instalments on the first (1st) day of each and every month of eleven thousand one hundred and thirty dollars and eighty-one cents ($11,130.81) from and including the first (1st) day of January, Nineteen Hundred and Ninety-Four (1994) up to and including the thirty-first
(31st) day of December, Nineteen Hundred and Ninety-Four (1994);

         A Base Rent per annum of one hundred and forty-six thousand four hundred and ninety-five dollars and eighty cents ($146,495.80) in and by way of even, equal and consecutive monthly in advance instalments on the first (1st) day of each and every month of twelve thousand two hundred and seven dollars and ninety-eight cents ($12,207.98) from and including the first (1st) day of January, Nineteen Hundred and Ninety-Five (1995) up to and
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                                       6

including the thirty-first (31st) day of December, Nineteen Hundred and Ninety-Five (1995);

         A Base Rent per annum of one hundred and fifty-two thousand nine hundred and fifty-eight dollars and eighty-five cents ($152,958.85) in and by way of even, equal and consecutive monthly in advance instalments on the first
(1st) day of each and every month of twelve thousand seven hundred and forty-six dollars and fifty-seven cents ($12,746.57) from and including the first (1st) day of January, Nineteen Hundred and Ninety-Six (1996) up to and including the thirty-first (31st) day of December, Nineteen Hundred and Ninety-Six (1996);

         A Base Rent per annum of one hundred and fifty-nine thousand four hundred and twenty-one dollars and ninety cents ($159,421.90) in and by way of even, equal and consecutive monthly in advance instalments on the first (1st) day of each and every month of thirteen thousand two hundred and eighty-five dollars and sixteen cents ($13,285.16) from and including the first (1st) day of January, Nineteen Hundred and Ninety-Seven (1997) up to and including the thirty-first (31st) day of December, Nineteen Hundred and Ninety-Seven (1997);

         A Base Rent per annum of one hundred and sixty-five thousand eight hundred and eighty-four dollars and ninety-five cents ($165,884.95) in and by way of even, equal and consecutive monthly in advance instalments on the first
(1st) day of each and every month of thirteen thousand eight hundred and twenty-three dollars and seventy-five cents ($13,823.75) from and including the first (1st) day of January, Nineteen Hundred and Ninety-Eight (1998) up to and including the thirty-first (31st) day of December, Nineteen Hundred and Ninety-Eight (1998);



(b) An additional rent in an amount equivalent to the portion of the Charges. The Lessee may, at its option, pay the property taxes to the Lessor XXXXXXXXXXXXXXXXXXXX prior to the date upon which the taxes are due and payable by the Lessor to the applicable taxing authority.
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                                       7



Prior to the commencement of each Year or as soon thereafter as is reasonably possible, the Lessor will furnish to the Lessee an estimate of the Charges for such Year; and the Lessee shall pay to the Lessor on the first days of each month in advance during the Year, additional rent equal to one-twelfth (1/12th) of the portion of the estimated Charges. The Lessee may, at its option, pay the taxes to the Lessor thirty (30) days prior to the date upon which the taxes are due and payable by the Lessor to the applicable taxing authority. Should the first year of the Term not commence on the first day of January, or should the last day of the Term not terminate on the thirty-first day of December, then, prior to the commencement of the Term or of the last Year of the term, as the case may be, or as soon thereafter as is reasonably possible, the Lessor shall furnish to the Lessee an estimate of the Charges for the part of the Year in question; and the Lessee shall pay to the Lessor on the first day of each month in advance during the part of the Year in question forming part of the Term, additional rent equal to the portion of the estimated Charges divided by the number of months during the part of the Year in question.



After the end of each year, or after the end of the Term in the case of the final year, the Lessor shall furnish the Lessee with a statement of the actual Charges for such year (or part of year, as the case may be) and the Lessee shall pay to the Lessor forthwith an amount equal to the Portion of the excess of the actual Charges over the estimated Charges. Should the estimated Charges exceed the actual Charges, the Lessee shall receive forthwith repayment for the Portion of the excess. The appropriate adjustments shall be made between the parties hereto within thirty (30) days after the date on which the Lessor has furnished the Lessee with such statement.



The Lessee shall pay as and when due all water taxes, business taxes and other similar rates and taxes which may be levied or
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                                       8

imposed upon the Premises or upon the business carried on therein, and also all other rates and taxes which are or may be payable by the Lessee as tenant or occupant thereof. If the mode of collecting such taxes be so altered as to make the Lessor, landlord and/or the proprietor liable therefor instead of the Lessee or if by law, regulation or otherwise such taxes are made payable by lessors, landlords or proprietors or if one account is rendered for such taxes covering the entire Building or a portion thereof greater than that occupied by the Lessee, the Lessor will pay such accounts and the Lessee will repay the Lessor as Additional Rent on demand the amount of the benefit derived by the Lessee from such change, or the Lessee's Proportionate Share of the total account rendered, as the case may be.



The Lessee shall pay its portion of the surtax charged on the building, such amount to be paid prior to the date for payment by the Lessor to the City of Laval.

                               SPECIAL CONDITIONS



1. The Lessee agrees to take the premises on an "AS IS" basis.



2. ACB Mercantile Inc. and/or Houbigant Ltee agree to pay Groupe Gestion Luger Inc. seventy thousand dollars ($70,000.00) plus GST and QST, such sum to represent the unamortized remaining portion of the one hundred and sixty thousand dollar ($160,000.00) leasehold improvement made in the premises for ACB Mercantile Inc., such amount to be paid upon signing of this lease but in no event later than December 31, 1993.



                                   CONDITIONS



                                   ARTICLE V



The present Lease is made under the following Charges, Clauses and
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                                       9

Conditions, all of which shall be deemed to be the essence of the Lease and without which the same would not have been made, to wit:



1. The Lessee undertakes to use and occupy the premises for the purposes only of: manufacturing, distribution, marketing of toiletries, cosmetics and perfumes.



2. The Lessee shall pay on their respective due dates all water taxes, applicable or chargeable with respect to the Leased Premises and the Business Tax and Machinery Tax, which may be levied or imposed in virtue of the Lessee's business or operations therein, and also all other rates, taxes, dues and assessments whatsoever which are or may be payable by the Lessee as Tenant and Occupant of the Leased Premises under the provisions of the Charter and By-Law of the City of Laval and amendments thereof, and of any other governmental laws or otherwise, and notwithstanding any law, by-law or regulation which may be passed or adopted whereby water taxes, business taxes, machinery taxes or any other of the aforementioned taxes, rates, dues and assessments are made payable by landlords and proprietors. If the mode of collecting such taxes is so altered as to make the Lessor liable therefor instead of the Lessee, the Lessee undertakes to pay to the Lessor forthwith the amount so paid by the Lessor.




3. The Lessee shall further pay on their respective due dates all charges for all public utilities charged upon or in relation to the Leased Premises, including all charges for electricity, gas, water, steam or hot water to be used upon or charged in respect of the Leased Premises beginning November 1st, 1993.


         The Lessor shall provide facilities and equipment and fixtures including metering devices applicable solely to the Leased Premises for natural gas and electricity and the Lessee shall sign a contract with the public utility companies for these services.
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                                       10

4. The Lessee shall furnish the Leased Premises and shall maintain therein at all times a sufficient quantity of merchandise, goods and moveable effects to secure payment of at least one year's rent.



5. The Lessee shall not transfer or assign any of its rights in the Lease or any part thereof, nor sublet the Leased Premises or any part thereof, nor use, nor suffer the same to be used for any purpose than that above-mentioned, without in each case the prior written consent of the Lessor, which consent shall not be unreasonably withheld.



         In the event of any transfer, assignment or sublease in virtue of this condition, the Lessee shall, in such event, remain jointly and severally responsible with such transferee, assignee or sub-lessee for the payment of the Net Net Rental, and the fulfilment of all the other terms and conditions herein stipulated.



6. The Lessee, at its own expense, shall heat the Leased Premises to a reasonable degree of temperature.



7. The Lessee, at its own expense, shall maintain and keep the Leased Premises well painted, clean and tidy and in such a condition as a reasonably careful owner would do; and shall promptly make all repairs of any nature whatsoever (exclusive of structural defect repairs) to the Leased Premises and its equipment and appurtenances, inclusive of all Tenant's repairs (reparations locatives), and all replacements.



         The Lessee, at its own expense, is responsible for the maintenance, repair and replacement of the heating and air-conditioning system of the Leased Premises.



         The Lessor, its agents and representatives, shall have the right, at all reasonable times during the Term, to enter the Leased Premises to examine the condition thereof and to ascertain whether
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                                       11

the Lessee is performing its obligations hereunder.



         Should the Lessee fail to make and complete such repairs, maintenance and replacements within a reasonable delay, the Lessor shall have the right to make or complete the same on behalf of the Lessee. In such event the Lessee binds and obliges itself to reimburse the Lessor with the total amount so expended by the Lessor within seven (7) days from the date on which the Lessor has so notified the Lessee to that effect.



         Upon expiration of the Term, or upon the prior termination of the Lease, the Lessee shall remove all its merchandise, goods and moveable effects from the Leased Premises, and shall deliver the same to the Lessor in as good a state, order and condition as the Leased Premises were at the commencement of the Term, reasonable wear and tear, and accidents from fire excepted.



8. The Lessee, upon knowledge of any structural defects relating to the Leased Premises, shall promptly notify the Lessor of the same; and the latter shall cause said structural defects to be repaired with due diligence and at their expense, unless said defects were caused by fault or negligence of the Lessee or those for whom it is in law responsible, in which event the Lessee shall reimburse the Lessor with the cost of said defects within ten (10) days' notification to that effect.



9. The Lessee, at its own expense, shall promptly comply with and conform to all governmental (inclusive of federal, provincial and municipal) rules and regulations, and shall effect, at its own expense, all alterations and improvements requested by them insofar as same pertain to the Leased Premises; and shall further promptly comply with and conform to all the rules and regulations of the police, fire and health departments. The Lessee shall further comply with and conform to any and all regulations, orders or recommendations of the Canadian Fire Underwriters Association, or
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                                       12

any other body having similar functions, or of any insurance company by which the Lessor and/or the Building may be insured.




10. The Lessee shall allow any person who may be desirous of purchasing, leasing or hypothecating the Leased Premises to visit and examine the same between the hours of nine o'clock (9:00) in the morning and five o'clock (5:00) in the evening during every working week day of the Lessee, and to allow notices for that purpose to be placarded and to be left on the Leased Premises.



11. The Lessee shall have no right to cancel or terminate the Lease due to any failure on its part to obtain any permits which may be necessary to enable it to operate in the Leased Premises.



12. The Lessee will provide the Lessor with a Certificate of Liability Insurance covering the Lessee and Lessor in respect of the Leased Premises and its operations therein to the extent of not less than Five Hundred Thousand Dollars ($500,000.00) insuring injuries to or death of persons and damage of property of others arising from any one occurrence.



13. The Lessor shall not be liable for any damage, loss or injury to any property or person in, upon or about the Leased Premises resulting from any cause whatsoever, unless through the fault of the Lessor, and whether the same is caused to the Lessee, its employees, customers or any other person or to any property in or about the Leased Premises; and the Lessee binds and obliges itself to hold the Lessor free and harmless from any and all such claims.



14. The Lessee shall not make any alterations or improvements to the Leased Premises, unless the same are approved in writing by the Lessor, which approval shall not be unreasonably withheld. It is understood and agreed between the parties hereto that all such alterations and improvements shall be made in compliance with all
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                                       13

governmental by-laws or regulations relating thereto, and will be carried out in a proper and workmanlike manner in such a way as not to weaken the structure of the Leased Premises. The Lessee shall carry such Workmen's Compensation and General Liability Insurance for the protection of the Lessor as the Lessor may reasonably require, and shall do any and all things necessary to prevent the filing of any privilege or lien against the Leased Premises or the Building. In the event any such privilege or lien shall be filed or registered, the Lessee shall cause the same to be discharged at its own expense within ten (10) days thereof or shall deposit with the Lessor prior to the expiration of said delay sufficient sums to discharge the said privilege or lien including any interest thereon or costs thereof, and which said sum the Lessor can remit to the privileged or lien creditor at any time at their sole discretion.



         All alterations and improvements of a permanent character incorporated in the Leased Premises by the Lessee shall, upon the termination of the Lease, remain on the Leased Premises as the property of the Lessor without compensation to the Lessee therefor; unless the Lessor, at its option, requests the Lessee to remove all or part of the said alterations and improvements, in which event the same shall be removed by the Lessee at its own expense. All other alterations and improvements shall remain the Lessee's property; and the Lessee shall be at liberty to remove the same, and obliged to remove the same if so requested by the Lessor, at the termination of the Lease.



         Should the said alterations and improvements, or any part thereof, be removed by the Lessee pursuant to the foregoing provisions, the Lessee shall repair all damage done to the plaster, woodwork or floors caused by such removal, and shall leave the Leased Premises in the same state and condition in which it was at the commencement of the Term, reasonable wear and tear excepted.
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                                       14

         The Lessee shall reimburse the Lessor annually throughout the Term or any extension thereof in an amount equivalent to any increase in Property Taxes resulting from or attributed to any alterations or improvements effected by the Lessee to the Leased Premises.



15. INTENTIONALLY OMITTED.



16. Should the Leased Premises, or any part thereof, at any time during the Term, be damaged or destroyed by fire or otherwise so as to render the same unfit for the purposes of the Lessee, then, and so often as the same shall happen, the Net Net Rental or a proportionate part thereof, according to the nature and extent of the damages sustained, shall abate, and all or any remedies for recovery of the Net Net Rental or such proportionate part thereof shall be suspended until the Leased Premises shall have been rebuilt or made fit for the purpose of the Lessee.



         There shall be no abatement of rent if the damage to the Leased Premises arises out of an occurrence on the Leased Premises, unless such damage shall not have been caused by the fault or negligence of the Lessee, its agents or employees.



         If the Building or the Leased Premises are destroyed or damaged by fire or otherwise at any time during the Term, then in every such event the following provisions shall have effect:



(a) The Lessee shall give prompt written notice of such damage or destruction to the Lessor.



(b) If the damage or destruction is such that the Leased Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them, and if in either event the damage, in the reasonable opinion of the Lessor, such opinion to be given to the Lessee within twenty (20) days from the receipt by the
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                                       15

Lessor of the Lessee's aforementioned notice, cannot be repaired with reasonable diligence within sixty (60) days from the happening of such damage or destruction, then either the Lessor or the Lessee may, within the fifteen (15) days succeeding the giving of the Lessor's opinion, terminate the Lease by giving to the other written notice of such termination, in which event, the Lease and the Term shall cease and be at an end as of the date of such damage or destruction and the rent and all other payments for which the Lessee is liable under the Terms of the Lease shall be apportioned and paid in full to the date of such damage or destruction. In the event that neither the Lessor nor the Lessee so terminates the Lease, or in the event that the opinion of the Lessor given to the Lessee as described above confirms that the damage or destruction can be repaired with reasonable diligence within one hundred and twenty (120) days from the date of such damage or destruction, then the Lessor shall repair the Building with all reasonable speed and the rent hereby payable shall abate from the date of the damage or destruction until the same is made good to the extent of enabling the Lessee to use and occupy the Leased Premises.



(c) If in the opinion of Lessor the damage or destruction can be repaired within one hundred and twenty (120) days from the date of its happening, and the damage or destruction is such that the Leased Premises can be partially used for the purposes for which they are hereby leased, then until such damage or destruction has been repaired, the rent shall abate in the proportion that the part of the Leased Premises which is rendered unfit for occupancy bears to the Area of the Leased Premises, and the Lessor shall forthwith repair the damage or destruction with all reasonable speed.



17. The Lessee shall not bring or cause to be brought into the Leased Premises any machinery, equipment or other effect that by reason of its weight or size might damage the Leased Premises or overload the floors; and the Lessee hereby assumes responsibility for all damages resulting therefrom.

18. The Lessee shall have the right to erect or display any sign, advertisement or notice on any part of the property or Leased Premises provided that the Lessee has obtained prior written consent and approval of the design, colour, size, style and location of such sign, advertisement or notice from the Lessor, which consent and approval shall not be unreasonably withheld. Any such sign, advertisement or notice shall be dignified in appearance and shall comply with all governmental regulations, and the Lessee shall remove such sign, advertisement or notice at the termination of the Lease and shall repair any damage done to the Leased Premises resulting from the erection and removal of such sign, advertisement or notice.



19. The Lessee shall pay all extra Insurance Premiums which the company with which the Building may be insured shall exact in consequence of the business carried on in the Leased Premises by the Lessee, or anything brought into or stored in the Leased Premises by the Lessee. The Lessee shall further indemnify and protect the Lessor from any and all demands made by other tenants in the Building should their rate of insurance be increased in consequence of the business carried on by the Lessee or anything brought into or stored in the Leased Premises by the Lessee. The Lessor shall similarly indemnify and protect the Lessee hereunder should its rates of insurance be increased in consequence of the business carried on by or in consequence of anything brought into or stored in the Leased Premises by other tenants in the Property.



20. The Lessee shall observe all reasonable rules and regulations of which it has written notice imposed by the Lessor on its tenants in the Building pertaining to the safety, care and cleanliness of the Building and the safety, comfort and convenience of its tenants; and without derogating from the generality of the foregoing, the Lessee covenants with the Lessor that it will not do, or omit to do, or permit to be done or omitted anything upon
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                                       17

or in respect of the Leased Premises, the doing or omission of which, as the case may be, shall be or result in nuisance.



21. The Lessee shall not create any obnoxious odors and/or undue noise. The Lessee shall be responsible for the removal and disposal of all its garbage and waste.



22. The Lessee shall make all rental payments and shall pay all other sums which be owing to the Lessor pursuant to the Lease, without notice or formality, at the office of the Lessor at 1455 Sherbrooke Street West, Suite 200, Mezzanine, Montreal, Quebec H3G 1L2, or as directed by the Lessor. All notices to be given to either of the parties pursuant to the Lease shall be validly given if either delivered or sent by prepaid registered mail addressed, in the case of the Lessor to: 1455 Sherbrooke Street West, Suite 200, Mezzanine, Montreal, Quebec H3G 1L2, and to the Lessee at the Leased Premises, or to such other address as either party hereto may furnish to the other in writing. Any such notice, if so mailed, shall be deemed to have been given on the date following the date of the mailing thereof.



23. Should the Lessee fail to fulfill any covenant or obligation incurred or assumed by it in the Lease, the Lessor shall have the right to cure the default on behalf of the Lessee, and shall be entitled to charge all sums so paid to the Lessee, who shall pay them forthwith to the Lessor as additional rent. The Lessor, in addition to any other right, shall have the same remedies and may take the same steps for the recovery of all such sums as it may have for the recovery of rental arrears under the terms of the Lease.



24. The Lessee binds and obliges itself to pay to the Lessor interest on late payments of Net Net Rental and other sums which may be payable by it to the Lessor pursuant to the Lease calculated at the rate of twelve percent (12%) per annum and calculated from the respective due dates thereof.



25. If at any time during the Term of the Lease, the Lessee should become insolvent or bankrupt, or make an assignment of property under the bankruptcy laws, the Winding Up Act, or any other insolvency law in force at the time, or should the Lessee fail to make any payment of rent or any other sums owing to the Lessor within thirty (30) days of its due date as is herein provided, or should the property, goods or effects of the Lessee, or any part thereof, or the Lease itself be seized or taken in execution or by attachment by virtue of a judgment of the court, or should the Lessee desert, vacate or abandon the Leased Premises, or should the Lessee fail, within twenty (20) days of the date of mailing of the written notice from the Lessor, to remedy any other default or fulfill any other obligation to which it is obliged hereunder, then upon the occurrence of any of the aforementioned eventualities or contingencies, the Lease shall, at the option of the Lessor, and without any notice or mise-en-demeure whatsoever to the Lessee, to the assignee or to any other person, become null and void at the end of the year then current, or at any time even prior or subsequent thereto. In such event the Lessor, at its option, may relet the Leased Premises upon such terms and conditions as the Lessor may deem proper. The Lessor hereby expressly reserves all rights or recourses to claim all accrued rent, difference in rent, losses, damages, costs and disbursements suffered by the Lessor,
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and with reserve of all other rights or recourses of the Lessor.



26. The Lessee shall give to the Lessor six (6) months' written notice prior to the termination of the Term of its intention to vacate the Leased Premises failing which the Lessor may, at its option, give written notice to the Lessee within a period of not less that thirty (30) days prior to the termination of the Term that the Lease is renewed for a further period of twelve (12) months from the date of the termination of the Term, subject to the same Net Net Rental as was payable by the Lessee during the last year of the Term, and under the same terms and conditions as are herein set forth. If neither of the notices above-described is given, the Lease shall terminate ipso facto without notice or demand on the date herein stated and any continued occupation of the Leased Premises by the Lessee shall not have the effect of extending the period or of renewing the Lease for any period of time, the whole notwithstanding the provisions of the Quebec Civil Code; and the Lessee shall be presumed to occupy the Leased Premises under a tenancy from month to month in consideration of a monthly in advance rental payments equivalent to the Net Net Rental payable by the Lessee to the Lessor during the last year of the Term pursuant to the Lease.



27. It is the mutual intention of the parties hereto that the rental payments defined in the Lease shall be an absolutely net net return to the Lessor during the Term of the Lease, free of any and all costs and expenses of any nature whatsoever relating to the Leased Premises, other than any income or profit taxes which may be levied against the Lessor, or any interest or amortization charges of the Lessor in respect of mortgages or hypothecs.



28. The Lessee has deposited with the Lessor the sum of sixteen thousand two hundred and fifty-eight dollars and sixty-four cents ($16,258.64) to be applied on account of the base rent due for the month of December 1998 at the signing of the lease agreement or occupancy of the Premises, whichever is the earlier.



29. No interest shall accrue on such security deposit. In the event of any default hereunder by the Lessee, the Lessor may utilize such deposit to offset either in whole or in part any obligations of the Lessee hereunder. In the event that the Lessee does not default hereunder, the security deposit shall be returned to the Lessee at the expiration of the Lease Term, without any interest thereon; however, the Lessee expressly acknowledges that the Lessee will not hold any lender of the Lessor liable for the return of all or any part of the security deposit unless the security deposit is escrowed with such lender.



30. The Lessee hereby grants to the Lessor, to be affective only on the coming into force of the new Civil Code a hypothec in the amount of three hundred and four thousand four hundred and sixty-four dollars and eighty cents ($304,464.80) (being the annual rent and estimated real estate taxes and operating expenses for a period of one year and sale taxes thereon) on the universality of moveables belonging to the Lessee to secure the payment of all rent to be paid by the Lessee pursuant to this offer to lease and the performance of all other obligations contained in this offer to lease on the part of the Lessee to be performed and any damages that may be suffered by Lessor as a result of the failure by the Lessee to conform to its obligations contained herein. The Lessee hereby irrevocably authorizes the Lessor to do all that is necessary to publish this hypothec once the registers for same have been created including, without limitation, the right to sign any necessary documents or statements that must be published in the appropriate registers. The Lessor agrees to cede priority of this hypothec to a bank or other similar financial institution that advances monies to the Lessee for the purposes of its operations.



XXXXXXXXXXXXXXXXXX For greater certainty, the failure of the Lessee to sign a form of lease presented to it by the Lessor which contains all the terms hereof shall be considered a default permitting the Lessor to exercise a hypothecary right.



31. The Lessee shall pay to the Lessor as additional rent its proportionate share of all expenses incurred by the Lessor as a result of having obtained or attempted to obtain a reduction in real estate taxes. All real estate taxes being the subject of contestation by the Lessor will nevertheless be included in the calculation of Lessee's share provided however that, if the Lessee has paid the amount of rent increase according to this article and that the Lessor has subsequently received a reimbursement of any portion of the real estate taxes having served as a basis for this payment, the Lessor shall pay to the Lessee the appropriate portion of such reimbursement after having deducted from same the amount of the above-mentioned expenses.

         The Lessor shall not be obligated to oppose, litigate or contest the levying of real estate taxes and shall have the right at its discretion to settle the real estate taxes by compromise or otherwise or shall have the right to consent, renounce or dispose of same otherwise, without it being necessary to advise or obtain Lessee's consent or approval.



LANGUAGE DECLARATION

Les Parties ont exige que le present acte de bail soit redige en anglais. The Parties have requested that this Deed of Lease be drawn in English.



WHEREOF ACTE:

DONE AND PASSED at the City of Montreal on the date aforesaid and after due reading hereof, the Parties hereto have signed.

                                    THE LESSOR:

                                    GROUPE GESTION LUGER INC.

/s/ Illegible                       Per: /s/ Illegible
-------------------                 ---------------------------------------

/s/ Illegible                       THE LESSEE:
-------------------
Witness                             HOUBIGANT LTEE

                                    Per: /s/ Illegible
                                        ---------------------------------------

ASSIGNMENT OF LEASE MADE AND ENTERED INTO AT THE PLACE AND
ON THE DATE HEREINAFTER INDICATED.
-------------------------------------------------------------------------------
BY AND BETWEEN:- HOUBIGANT LTEE, a body politic and corporate duly incorporated according to law and having its head office in the City and District of Montreal, and represented by Augustine Celaya, duly authorized for the purpose of the present agreement;

                 (hereinafter referred to as the "Assignor")

                 PARTY OF THE FIRST PART

AND:- 3088766 CANADA LIMITED, a body politic and corporate duly incorporated according to law and having its head office in the City and District of Toronto, and represented by Albert E. DeChellis, duly authorized for the purpose of the present agreement;

                 (hereinafter referred to as the "Assignee")

                 PARTY OF THE SECOND PART

AND:- GROUPE GESTION LUGER INC., a body politic and corporate duly incorporated according to law and having its head office in the City and District of Montreal, hereinacting through and represented by Michael Mikelberg, duly authorized for the purpose of the present agreement;

                 (hereinafter referred to as the "Landlord")

                 PARTY OF THE THIRD PART

WHEREAS the Landlord executed an Agreement of Lease (the "Lease") with the Assignor on December 23, 1993 for the immoveable property situated at 1593 to 1645 Cunard Street, in the City of Chomodey (Laval), Province of Quebec, which premises are more fully described in the Lease (the "Premises");

WHEREAS concurrently herewith, the Assignor along with ACB Mercantile Inc. and ACB Fragrances and Cosmetics Inc. has sold to the Assignee its assets pursuant to the terms of an Offer to Purchase made by the Assignee to the Assignor on December 12, 1994, and accepted by the Assignor on December 12, 1994, (the "Offer");

WHEREAS pursuant to the Offer, the Assignor undertook to assign and transfer to the Assignee all of its right, title and interest in and to the Lease and to obtain the consent of the Landlord of such assignment;

WITNESSETH:

I         -       PREAMBLE

1.01 The preamble to this agreement shall form part hereof as if written out at length herein.

II        -       ASSIGNMENT

2.01 In consideration of the sum of one dollar ($1.00) and other good and valuable consideration paid by the Assignee to the Assignor, the receipt whereof is hereby acknowledged, the Assignor does hereby assign, transfer and make over unto the Assignee, hereto present and accepting as and from the Effective Date (as hereinafter defined), all of the Assignor's rights, title and interest in and to the Lease and all benefits to be derived therefrom.

III     -       ASSUMPTION OF OBLIGATIONS

3.01 The Assignee hereby covenants and agrees with the Assignor and the Landlord, that the Assignee, throughout the remainder of the term of the Lease and any renewal thereof, shall pay the rent and other charges stipulated therein at the times and in the manner provided in the Lease and shall assume, observe and perform each and every one of the covenants, provisos and conditions on the part of the tenant therein set forth, including, without limitation, the use and occupancy of the Premises or any part thereof for any purpose other than the one stipulated in the Lease as if the Assignee were the Tenant thereunder and the Assignee shall indemnify and save harmless the Assignor from all actions, suits, costs, losses, damages and expenses in respect of such covenants, conditions and agreements. The assumption of the Assignor's obligations by the Assignee shall include, without limitation, the hypothecation of the movables, being purchased by the Assignee pursuant to the Offer, and the movables hypothecated pursuant to paragraph 30 of Article V of the Lease to secure the payment of rent to be paid by Assignor under the Lease and the fulfillment and discharge of any obligations of the Assignor originating prior to the Effective Date.

3.02 The Assignee acknowledges that it has received a copy of the Lease, that it unconditionally accepts all of the terms and conditions thereof.

3.03 Notwithstanding the present assignment, the Assignor hereby binds and obliges itself, jointly and severally with the Assignee in favour of the Landlord, for the payment of the rent and other charges stipulated in the Lease at the times and in the manner provided therein and the performance of each and everyone of the covenants, provisos and conditions on the part of the Tenant therein set forth throughout the remainder of the term of the Lease and any renewal thereof and hereby waives the benefits of division, discussion and subrogation.

3.04 In the event that the Assignee, during the Term, shall make an assignment for the benefit of its creditors or shall become bankrupt or insolvent or if the Assignee shall take advantage of any act or statute which may be enforced for bankrupt or insolvent debtors, or if the Assignee shall be wound up, the Assignor will, at Landlord's option, ipso facto, be deemed by these presents and without novation to have entered into a lease with the Landlord for the Premises for a term equal in duration to the residue remaining unexpired of the Term at the time of notice from the Landlord that the Assignor has become the Tenant hereunder. Such lease shall be deemed to contain the like landlords and tenants' obligations respectively and the like covenants, provisos, agreements and conditions in all respects (including the proviso for re-entry) as are contained in the Lease.

3.05 The Assignor expressly covenants, agrees and undertakes that all of its obligations set out herein and in the Lease shall remain in full force and effect during the Term of the Lease.

3.06 For purposes of this agreement, the Term shall include the original term, any renewals or extensions thereof, whether referred to as overholding or otherwise. The Assignor hereby waives notice of the taking effect of and coming into force of any such renewals or extensions.

IV  -  EFFECTIVE DATE

4.01 This assignment shall be deemed to have taken effect as and from December 12, 1994.

V   -  NO OTHER ASSIGNMENT OR SUBLET

5.01 The consent of the Landlord herein shall not avail for any other assignment of the Lease or sublet of the Premises and any such further assignment or Sublease shall require the prior written consent of the Landlord.

VI  -  LANDLORD'S CONSENT

6.01 The Landlord hereby declares that it consents to the foregoing assignment in consideration of the agreements of the parties herein but, in doing so, the Landlord does not hereby acknowledge or approve of any terms of the agreement between the Assignor and the Assignee except for the assignment itself.

VII -  CONCLUDING PROVISIONS

7.01 This agreement shall not constitute any novation of the obligations of the Assignor under the Lease, nor any derogation of the terms and conditions therein set forth.

        This agreement shall enure to the benefit of and be binding upon the parties hereto, their assigns, successors and legal representatives.

        This agreement shall be construed in accordance with and shall be subject to the laws of the Province of Quebec.

        The Assignee undertakes to reimburse the Landlord for costs and fees incurred by it in the preparation of this agreement.

        The Assignor and the Assignee shall be jointly and severally responsible for the payment of the Landlord's administrative and legal fees and costs in connection with the processing of the Assignor's request for consent to the proposed agreement and with respect to the preparation of this agreement. In this connection, the Landlord hereby acknowledges receipt of the amount of five hundred dollars ($500.00) including GST and QST) representing the aforesaid amounts.

        The parties have requested that this agreement be prepared in the English language. Les parties aux presentes ont exige que cette convention soit redigee anglais.

        WITNESS WHEREOF THE PARTIES HERETO HAVE SIGNED THESE ASSENTS AT THE PLACES AND ON THE DATES HEREINAFTER INDICATED.

SIGNED AT MONTREAL THIS 12TH DAY OF DECEMBER 1994.



                                        Houbigant Ltee (Assignor)
                                Per:    Augustine Celaya


                                /s/ AUGUSTINE CELAYA
                                ------------------------------

SIGNED AT MONTREAL THIS 12TH DAY OF DECEMBER 1994.


                                        3088766 Canada Limited (Assignee)
                                Per:    Albert E. DeChellis


                                /s/ ALBERT E. DECHELLIS
                                ------------------------------------


SIGNED AT MONTREAL THIS 12TH DAY OF DECEMBER 1994.

                                        Groupe Gestion Luger (Landlord)
                                Per:    Michael Mikelberg


                                /s/ MICHAEL MIKELBERG
                                -------------------------------------